UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of

                       The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)        April 21, 2004



                                 Ultratech, Inc.
             (Exact name of registrant as specified in its charter)


       Delaware                         0-22248                  94-3169580
(State or other jurisdiction    (Commission File Number)    (IRS Employer
    of incorporation)                                        Identification No.)


     3050 Zanker Road, San Jose, California                          95134
    (Address of principal executive offices)                       (Zip Code)


    Registrant's telephone number, including area code         (408) 321-8835

                                 Not Applicable
          (Former name or former address, if changed since last report)





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Item 7.         Exhibits


Exhibit         Description
99.1            Press release announcing Ultratech's First Quarter 2004 Results


Item 9.         Pursuit to Item 12, Regulation FD Disclosure

On April 21, 2004 Ultratech, Inc. released its first quarter 2004 financial results. The full text of this message is included as Exhibit 99.1 hereto.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


           ULTRATECH, INC.
             (Registrant)



Date: April 21, 2004     By: /s/BRUCE R. WRIGHT
                             Bruce R. Wright
                             Senior Vice President, Finance and Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)







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                                  EXHIBIT INDEX


Exhibit         Description
99.1            Ultratech Announces First Quarter 2004 Results











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